UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-09035
                                                     ---------

                               THE BARRETT FUNDS
                               -----------------
               (Exact name of registrant as specified in charter)

                       90 PARK AVENUE, NEW YORK, NY 10016
                       ----------------------------------
              (Address of principal executive offices) (Zip code)

                          PETER H. SHRIVER, PRESIDENT
                          ---------------------------
                            BARRETT ASSOCIATES, INC.
                            ------------------------
                       90 PARK AVENUE, NEW YORK, NY 10016
                       ----------------------------------
                    (Name and address of agent for service)

                                  212-983-5080
                                  ------------
               Registrant's telephone number, including area code
Date of fiscal year end: JUNE 30
                         -------

Date of reporting period:  JUNE 30, 2004
                           -------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                           (BARRETT GROWTH FUND LOGO)

                                 Annual Report
                                 June 30, 2004

LETTER TO
SHAREHOLDERS
JULY 21, 2004

Dear Fellow Shareholders:

The Barrett Growth Fund ended its fiscal year on a positive note. The Fund registered a 3.07% gain in the fiscal fourth quarter compared to gains of 1.72% for the S&P 500(R) Index and 0.95% for the Lipper Large-Cap Growth Funds Index. The strong performance of the fiscal fourth quarter was insufficient to offset a slow start in the beginning of the year. The gain for the fiscal year of +15% was shy of benchmark comparisons; nevertheless, the Fund is ahead of the Lipper Large-Cap Growth Funds Index for the five-year and from inception time periods. The table below shows the latest performance statistics for the Barrett Growth Fund.

                                     TOTAL RETURN*<F3>                                 SINCE INCEPTION
                            FOURTH QUARTER         ONE YEAR           FIVE YEAR       12/29/98-06/30/04
                          04/01/04-06/30/04    07/01/03-06/30/04    AVERAGE ANNUAL      AVERAGE ANNUAL
                          -----------------    -----------------    --------------    -----------------
BARRETT GROWTH FUND             +3.07%              +15.64%            (2.52%)             (0.68%)
S&P 500(R) Index1<F1>           +1.72%              +19.11%            (2.20%)             (0.09%)
Lipper Large-Cap
  Growth Funds Index2<F2>       +0.95%              +16.08%            (7.25%)             (4.68%)

1<F1> The S&P 500(R) Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets. The performance of the S&P 500(R) Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees.
2<F2> The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.
*<F3> The performance data quoted represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance data shown above. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. As economic and market conditions change frequently there can be no assurance that trends described will continue or that forecasts will come to pass. Current performance data may be obtained by calling (877) 363-6333 toll free. Shares of the Barrett Growth Fund are distributed by T.O. Richardson Securities, Inc., neither an affiliate of the Fund nor the Adviser.

THE YEAR IN REVIEW
------------------

The year ending on June 30, 2004 was characterized by a return to economic growth in the United States economy. Business indicators, from durable goods orders to consumer spending to corporate profits, signaled the upturn.

Improving jobs data is the latest piece of information to confirm that the economy has returned to a steady growth trajectory. However, as we moved through the most recent quarter, it became apparent that a modest deceleration in the US economy is underway, and that growth is shifting to a lower but more sustainable rate. Still, we expect GDP growth to remain above trendline even as it slows from the robust growth of the second half of 2003.

On June 30th, the Federal Reserve raised interest rates by 0.25% marking the first formal policy move to a more restrictive stance. Interest rates at the very short end of the maturities, however, remain close to 46-year lows. The Federal Reserve commentary guided the market to expect further tightenings, perhaps as early as its August meeting.

Inflation is now a concern as commodity prices - from oil to lumber to steel - have moved higher during the quarter. With higher energy prices has come a slowdown in the pace of retail sales in June, further evidence of more moderate growth.

THE PORTFOLIO
-------------

During the year ended June 30, 2004, market leadership shifted from Technology and other economically sensitive sectors, which outperformed in the first half, to more stable growth sectors such as Healthcare and Consumer Staples.

During the most recent quarter, Healthcare, Basic Industry including Energy, and the Information Services sectors outperformed. Not surprisingly, the Financial Services sector was the worst performing sector in the most recent quarter as interest rate fears sent shares lower.

Following is a graphical depiction of the sectors in the portfolio:

          AS OF 6/30/04, FIGURES AS A PERCENTAGE OF TOTAL ASSETS*<F4>
          -----------------------------------------------------------

               Industrial                                    9.2%
               Energy                                        7.3%
               Consumer Products & Services                 19.8%
               Telecom Services & Equipment                  5.9%
               Financial Services                           16.5%
               Healthcare                                   18.9%
               Information Services                         10.8%
               Software & Electronics                       11.5%

*<F4>  Cash is less than 0.1% of Total Assets

The five best and worst performing holdings during the most recent quarter were:

            BEST PERFORMING                                        WORST PERFORMING
            ---------------                                        ----------------
Company                         % Change          Company                                   % Change
-------                         --------          -------                                   --------
1. Stryker Corp.                     24%          1. Developers Diversified Realty Corp.       (12%)
2. Gilead Sciences, Inc.             21%          2. North Fork Bancorporation, Inc.           (10%)
3. Microchip Technology Inc.         19%          3. Citigroup Inc.                            (10%)
4. XTO Energy, Inc.                  18%          4. The Goldman Sachs Group, Inc.             (10%)
5. Harley-Davidson, Inc.             16%          5. Moody's Corporation                        (9%)

During the most recent quarter, we initiated positions in International Game Technology and Coventry Health Care, Inc.

INTERNATIONAL GAME TECHNOLOGY (IGT) (1.8%) is the dominant provider of gaming devices such as slot machines, video lottery terminals, etc. As legalized gaming expands in the US and abroad, markets open or grow, creating opportunities to broaden the installed base of gaming devices. A replacement cycle is underway, allowing IGT to replace old machines with newer ones that offer better revenue and cost opportunities for both IGT and its casino customers. The growing base of participation games, in which IGT takes a financial interest, creates an incremental revenue stream and enhanced predictability of earnings for the company. With leading market share in the industry, an investment grade balance sheet, strong cash flows and an exceptional library of proprietary games and intellectual property, IGT should continue to reap a disproportionate share of rewards from these trends.

COVENTRY HEALTH CARE, INC. (CVH) (1.7%) is a managed care company that provides health plans to small and mid-sized group employers. Management has a strong track record of being highly focused on pricing discipline. Moreover, the company is seeing favorable medical cost trends due to its solid market share positions. The company has had 21 consecutive quarters of meeting or exceeding consensus estimates. CVH should post revenue and earnings growth above the industry averages over the next several years. The company generates strong cash flow and produces high profitability returns (ROIC of 26.4% and ROE of 31.5%).

During the most recent quarter, we eliminated the positions in Walt Disney Co.
(DIS) and Liberty Media Corporation (L).

The largest equity positions as a percentage of equity at June 30, 2004 were as follows:

   Linear Technology Corp.                             3.2%
   Stryker Corp.                                       3.2%
   Starwood Hotels & Resorts Worldwide, Inc.           3.1%
   Cisco Systems, Inc.                                 3.0%
   Paychex, Inc.                                       2.7%
   The Goldman Sachs Group, Inc.                       2.7%
   Gilead Sciences, Inc.                               2.7%
   Zions Bancorporation                                2.6%
   XTO Energy, Inc.                                    2.6%
   First Data Corp.                                    2.6%

INVESTMENT OUTLOOK
------------------

While interest rates, energy prices and inflation are ticking up, the rate of gain in the US economy is slowing. Some of this is natural, since we are measuring incremental changes after a record level of economic growth in 2003.
A more moderate but also more sustainable pace of growth creates favorable opportunities for investment. The Fed will probably continue to increase interest rates for a time, but given the abnormally low level from which this policy shift began, our view is that the rising rates will have a relatively benign effect on the economy. The emerging signs of inflation are more serious; we are watching for signs that commodity price increases are translating into higher prices for goods and services. There is also concern over the upcoming election and problems in the Middle East.

As we begin a new fiscal year we think solid fundamentals will offset these worries. Growth in corporate earnings is continuing at an above-average pace and we predict record earnings for the S&P 500(R) Index. Corporate governance issues have receded. Job growth is recovering. Valuation metrics are very reasonable with the S&P 500(R) Index selling at 16 x 2005 earnings. Equities should, in this environment, reward shareholders.

Thank you for choosing the Barrett Growth Fund. Please visit us at our website, www.barrettgrowthfund.com.
-------------------------

If you have any questions, or would like a copy of our current prospectus, please call toll-free (877) 363-6333.
Sincerely,

/s/Peter H. Shriver

Peter H. Shriver, CFA
President

/s/Robert J. Voccola           /s/Michele A. Ward            /s/Robert Milnamow

Robert J. Voccola, CFA         Michele A. Ward, CFA          Robert Milnamow
Lead Portfolio Manager         Portfolio Manager             Portfolio Manager

The outlook and views presented above are those of the Investment Adviser as of July 21, 2004, and are subject to change. This information is intended for the shareholders of the Barrett Growth Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

                                                            Lipper Large-Cap
     Date         Barrett Growth Fund        S&P 500       Growth Funds Index
     ----         -------------------        -------       ------------------
    12/29/98            $10,000              $10,000             $10,000
    12/31/98            $10,020               $9,900              $9,988
     6/30/99            $10,940              $11,126             $11,186
    12/31/99            $13,380              $11,983             $13,466
   6/30/2000            $14,323              $11,933             $13,497
  12/31/2000            $12,754              $10,893             $10,815
   6/30/2001            $10,613              $10,163              $8,996
  12/31/2001            $10,029               $9,598              $8,233
   6/30/2002             $8,275               $8,335              $6,755
  12/31/2002             $7,557               $7,476              $5,918
   6/30/2003             $8,326               $8,355              $6,614
  12/31/2003             $9,454               $9,620              $7,514
   6/30/2004             $9,629               $9,951              $7,678

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 12/29/98 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

The S&P 500(R) Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets. The performance of the S&P 500(R) Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees.

The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.

                                    Average Annual Total Return
                                       through June 30, 2004
                               One Year      Three Year     Since Inception
                               --------      ----------     ---------------
     Barrett Growth Fund        15.64%         -3.19%           -0.68%
     S&P 500(R) Index           19.11%         -0.69%           -0.09%
     Lipper Large-Cap
       Growth Funds Index       16.08%         -5.14%           -4.68%

SCHEDULE OF INVESTMENTS
JUNE 30, 2004

                                                                     MARKET
 SHARES                                                              VALUE
 ------                                                              ------
             COMMON STOCKS - 99.86%

             BASIC INDUSTRY - 16.45%

             ENERGY - 7.31%
   6,000     Anadarko Petroleum
               Corporation                                         $   351,600
   6,000     Apache Corporation                                        261,300
   4,000     BP p.l.c. ADR                                             214,280
  15,000     XTO Energy, Inc.                                          446,850
                                                                   -----------
                                                                     1,274,030
                                                                   -----------

             INDUSTRIAL - 9.14%
   2,500     General Dynamics Corporation                              248,250
  11,000     General Electric Company                                  356,400
   6,500     L-3 Communications
               Holdings, Inc.                                          434,200
   2,500     United Parcel Service,
               Inc. - Class B                                          187,925
   4,000     United Technologies
               Corporation                                             365,920
                                                                   -----------
                                                                     1,592,695
                                                                   -----------
             Total Basic Industry                                    2,866,725
                                                                   -----------

             CONSUMER PRODUCTS
               & SERVICES - 19.82%

             CONSUMER PRODUCTS - 7.47%
   6,000     Alberto-Culver Company                                    300,840
   4,000     Colgate-Palmolive Company                                 233,800
   3,000     Harley-Davidson, Inc.                                     185,820
   6,000     McCormick & Company,
               Incorporated                                            204,000
   7,000     PepsiCo, Inc.                                             377,160
                                                                   -----------
                                                                     1,301,620
                                                                   -----------

             MEDIA & ENTERTAINMENT - 7.06%
   8,000     International Game Technology                             308,800
  12,000     Starwood Hotels & Resorts
               Worldwide, Inc.                                         538,200
  12,000     Univision Communications Inc.*<F5>                        383,160
                                                                   -----------
                                                                     1,230,160
                                                                   -----------

             RETAILING - 5.29%
   3,000     Chico's FAS, Inc.*<F5>                                    135,480
  10,000     Target Corporation                                        424,700
  10,000     Walgreen Co.                                              362,100
                                                                   -----------
                                                                       922,280
                                                                   -----------
             Total Consumer Products
               & Services                                            3,454,060
                                                                   -----------

             FINANCIAL SERVICES - 16.48%
             FINANCIAL SERVICES - 14.38%
   6,000     American International
               Group, Inc.                                             427,680
   9,000     Citigroup Inc.                                            418,500
   5,000     The Goldman Sachs Group, Inc.                             470,800
   3,000     Moody's Corporation                                       193,980
   5,000     North Fork Bancorporation, Inc.                           190,250
   7,000     State Street Corporation                                  343,280
   7,500     Zions Bancorporation                                      460,875
                                                                   -----------
                                                                     2,505,365
                                                                   -----------

             REAL ESTATE - 2.10%
   7,000     Developers Diversified
               Realty Corporation                                      247,590
   4,000     Equity Residential                                        118,920
                                                                   -----------
                                                                       366,510
                                                                   -----------
             Total Financial Services                                2,871,875
                                                                   -----------

             HEALTHCARE - 18.86%

             BIOTECHNOLOGY - 7.14%
   7,000     Amgen Inc.*<F5>                                           381,990
   7,000     Genentech, Inc.*<F5>                                      393,400
   7,000     Gilead Sciences, Inc.*<F5>                                469,000
                                                                   -----------
                                                                     1,244,390
                                                                   -----------

             MEDICAL DEVICES
               & SERVICES - 7.35%
   6,000     Coventry Health Care, Inc.*<F5>                           293,400
   9,000     Medtronic, Inc.                                           438,480
  10,000     Stryker Corporation                                       550,000
                                                                   -----------
                                                                     1,281,880
                                                                   -----------

             PHARMACEUTICALS - 4.37%
   5,000     Eli Lilly and Company                                     349,550
  12,000     Pfizer Inc.                                               411,360
                                                                   -----------
                                                                       760,910
                                                                   -----------
             Total Healthcare                                        3,287,180
                                                                   -----------

             INFORMATION SERVICES - 10.83%

             BUSINESS SERVICES - 7.20%
   8,000     Automatic Data Processing, Inc.                           335,040
  10,000     First Data Corporation                                    445,200
  14,000     Paychex, Inc.                                             474,320
                                                                   -----------
                                                                     1,254,560
                                                                   -----------

             COMPUTER SERVICES
               & OUTSOURCING - 3.63%
   8,000     Anteon International
               Corporation*<F5>                                        260,960
   8,000     Computer Sciences
               Corporation*<F5>                                        371,440
                                                                   -----------
                                                                       632,400
                                                                   -----------
             Total Information Services                              1,886,960
                                                                   -----------

             SOFTWARE/ELECTRONICS - 11.48%

             ELECTRONICS - 11.07%
   9,000     Analog Devices, Inc.                                      423,720
  12,000     Applied Materials, Inc.*<F5>                              235,440
  10,000     Intel Corporation                                         276,000
  14,000     Linear Technology Corporation                             552,580
  14,000     Microchip Technology
               Incorporated                                            441,560
                                                                   -----------
                                                                     1,929,300
                                                                   -----------

             SOFTWARE - 0.41%
   2,500     Synopsys, Inc.*<F5>                                        71,075
                                                                   -----------
             Total Software/Electronics                              2,000,375
                                                                   -----------

             TELECOMMUNICATIONS
               SERVICES & EQUIPMENT - 5.94%

             TELECOMMUNICATIONS SERVICES - 1.27%
  10,000     Vodafone Group PLC ADR                                    221,000
                                                                   -----------

             TELECOMMUNICATIONS & DATA
               NETWORK EQUIPMENT - 4.67%
  22,000     Cisco Systems, Inc.*<F5>                                  521,400
  16,000     Motorola, Inc.                                            292,000
                                                                   -----------
                                                                       813,400
                                                                   -----------
             Total Telecommunications
               Services & Equipment                                  1,034,400
                                                                   -----------
             Total common stocks
               (Cost $14,468,059)                                   17,401,575
                                                                   -----------

PRINCIPAL
 AMOUNT
---------

             VARIABLE RATE
               DEMAND NOTES #<F6> - 0.02%
  $4,020     U.S. Bank, 1.11%                                            4,020
                                                                   -----------
             Total variable rate demand
               notes (Cost $4,020)                                       4,020
                                                                   -----------
             Total investments - 99.88%
               (Cost $14,472,079)                                   17,405,595
             Other Assets less
               Liabilities - 0.12%                                      19,934
                                                                   -----------
             TOTAL NET ASSETS - 100.00%                            $17,425,529
                                                                   -----------
                                                                   -----------

 *<F5>  Non-income producing security.
 #<F6> Variable rate demand notes are considered short-term obligations and are payable on demand at the market value. Interest rates change periodically at specified dates. The rates shown are as of June 30, 2004.
ADR - American Depository Receipt

               See accompanying Notes to the Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004

ASSETS:
   Investments in securities,
     at market value
     (Cost: $14,472,079)                                           $17,405,595
   Receivable from adviser                                              61,211
   Receivable for fund shares sold                                          13
   Dividends and interest receivable                                    15,466
   Prepaid assets                                                        8,051
                                                                   -----------
   Total assets                                                     17,490,336
                                                                   -----------

LIABILITIES:
   Accrued distribution
     (12b-1) expenses                                                    1,834
   Accrued expenses                                                     62,973
                                                                   -----------
   Total liabilities                                                    64,807
                                                                   -----------
   Net assets applicable to
     outstanding capital stock                                     $17,425,529
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
   Capital stock                                                   $18,969,263
   Accumulated undistributed net
     realized loss on investments                                   (4,477,250)
   Unrealized appreciation
     on investments                                                  2,933,516
                                                                   -----------
   Total net assets                                                $17,425,529
                                                                   -----------
                                                                   -----------

Shares outstanding (unlimited
  shares of $0.001 par value
  authorized)                                                        1,856,227
                                                                   -----------

Net asset value, offering and
  redemption price per share                                       $      9.39
                                                                   -----------
                                                                   -----------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2004

INVESTMENT INCOME:
   Dividend income (net of
     withholding tax of $842)                                       $  172,809
   Interest income                                                         576
                                                                    ----------
   Total investment income                                             173,385
                                                                    ----------

EXPENSES:
   Investment advisory fee                                             164,682
   Legal fees                                                           84,366
   Shareholder servicing fees
     and expenses                                                       45,508
   Distribution expenses                                                41,171
   Administration fees                                                  35,594
   Fund accounting fees                                                 27,277
   Federal and state registration                                       19,770
   Audit fees                                                           11,958
   Reports to shareholders                                              10,905
   Trustees fees and expenses                                            9,624
   Custody fees                                                          8,323
   Other expenses                                                          226
                                                                    ----------
   Total expenses before
     Adviser reimbursement                                             459,404
   Less fees and expenses reimbursed
     and waived by Adviser                                            (253,552)
                                                                    ----------
   Net expenses                                                        205,852
                                                                    ----------
   Net investment loss                                                 (32,467)
                                                                    ----------

NET REALIZED AND
  UNREALIZED GAINS/(LOSSES):
   Net realized loss on investments                                   (228,977)
   Net change in unrealized
     appreciation on investments                                     2,579,445
                                                                    ----------
   Net realized and unrealized
     gains on investment securities                                  2,350,468
                                                                    ----------
   Net increase in net assets
     resulting from operations                                      $2,318,001
                                                                    ----------
                                                                    ----------

               See accompanying Notes to the Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED          YEAR ENDED
                                                                    JUNE 30, 2004       JUNE 30, 2003
                                                                    -------------       -------------
OPERATIONS:
   Net investment loss                                               $   (32,467)        $      (689)
   Net realized loss on investments                                     (228,977)         (1,188,317)
   Net change in unrealized appreciation on investments                2,579,445           1,329,671
                                                                     -----------         -----------
   Net increase in net assets resulting from operations                2,318,001             140,665
                                                                     -----------         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                           1,219,920           1,220,995
   Cost of shares redeemed                                            (1,010,935)         (1,311,054)
                                                                     -----------         -----------
   Net increase (decrease) in net assets
     from capital share transactions                                     208,985             (90,059)
                                                                     -----------         -----------

TOTAL INCREASE IN NET ASSETS                                           2,526,986              50,606

NET ASSETS:
   Beginning of year                                                  14,898,543          14,847,937
                                                                     -----------         -----------
   End of year                                                       $17,425,529         $14,898,543
                                                                     -----------         -----------
                                                                     -----------         -----------

               See accompanying Notes to the Financial Statements

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

                                                                                YEARS ENDED JUNE 30,

                                                          2004           2003           2002           2001           2000
                                                          ----           ----           ----           ----           ----
NET ASSET VALUE
Beginning of year                                         $8.12          $8.07         $10.35         $14.06         $10.94
                                                          -----          -----         ------         ------         ------
OPERATIONS
   Net investment loss1<F7>                               (0.02)            --          (0.01)         (0.02)         (0.03)
   Net realized and unrealized
     gains (losses) on securities                          1.29           0.05          (2.27)         (3.62)          3.40
                                                          -----          -----         ------         ------         ------
       Total from investment operations                    1.27           0.05          (2.28)         (3.64)          3.37
                                                          -----          -----         ------         ------         ------
LESS DISTRIBUTIONS
   Distributions from capital gains                          --             --             --          (0.07)         (0.25)
                                                          -----          -----         ------         ------         ------
                                                             --             --             --          (0.07)         (0.25)
                                                          -----          -----         ------         ------         ------
NET ASSET VALUE
   End of year                                            $9.39          $8.12         $ 8.07         $10.35         $14.06
                                                          -----          -----         ------         ------         ------
                                                          -----          -----         ------         ------         ------

Total return                                             15.64%          0.62%        -22.03%        -25.90%         30.92%

Net assets at end of year
  (000s omitted)                                        $17,426        $14,899        $14,848        $15,493        $21,440

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS
   Before expense reimbursement                           2.79%          2.60%          2.48%          2.27%          2.81%
   After expense reimbursement                            1.25%          1.25%          1.25%          1.25%          1.25%

RATIO OF NET INVESTMENT LOSS
  TO AVERAGE NET ASSETS
   Before expense reimbursement                          -1.74%         -1.35%         -1.35%         -1.36%         -1.85%
   After expense reimbursement                           -0.20%          0.00%         -0.12%         -0.34%         -0.29%

   Portfolio turnover rate                                  51%            23%            38%            39%            35%

1<F7> Net investment loss per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.

               See accompanying Notes to the Financial Statements

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 2004

1. ORGANIZATION     The Barrett Growth Fund (the "Fund") is a diversified series of The Barrett Funds (the "Trust"), a statutory trust organized on September 29, 1998 in the state of Delaware that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Barrett Growth Fund is currently the only series of the Trust. The Fund commenced operations on December 29, 1998. Barrett Associates, Inc., serves as the investment adviser (the "Adviser") for the Fund and is responsible for managing the Fund's portfolio of securities.

2. SIGNIFICANT      a) Investment Valuation
   ACCOUNTING       Portfolio securities listed on a securities exchange or on
   POLICIES         the NASDAQ National Market System for which market
                    quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. Corporate bonds, U.S. Government securities and money market instruments are valued at the close of the NYSE. The value of these securities used in computing the NAV is determined as of such time. Variable rate demand notes are valued at amortized cost, which approximates market value.

                    Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent the fair value in the judgment of the Fund's investment adviser or designee, are valued at fair value under the procedures approved by the Fund's Board of Trustees. The fair value of such securities is determined in good faith by taking into account relevant factors and surrounding circumstances, which can include, but are not limited to: (i) fundamental analytical data relating to the investment in the security; (ii) nature and duration of any restriction on the disposition of the security; (iii) evaluation of the forces that influence the market in which the security is purchased and sold; (iv) type of security or asset; (v) financial statements of issuer; (vi) cost at date of purchase; (vii) size of holding; (viii) discount from market value of unrestricted securities of the same class at the time of purchase; (ix) special reports prepared by analysts; (x) information as to any transactions or offers with respect to the security; (xi) existence of merger proposals or tender offers affecting the security; (xii) price and extent of public trading in similar securities of the issuer or comparable companies and other relevant matters; (xiii) most recent closing market prices; (xiv) the value of other financial instruments, including derivative securities, traded on other markets or among dealers; (xv) trading volumes on markets, exchanges, or among dealers;
                    (xvi) values of baskets of securities traded on other markets, exchanges, or among dealers; (xvii) changes in interest rates; (xviii) observations from financial institutions; (xix) government (domestic or foreign) actions or pronouncements; and (xx) other news events.

                    b) Federal Income Taxes
                    The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

                    As a result of permanent book-to-tax differences relating to a net operating loss and a distribution from a real estate investment trust, accumulated net investment loss has been decreased by $32,467, accumulated undistributed net investment loss has been decreased by $11,155 and capital stock has been decreased by $43,622.

                    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2004 the Fund had accumulated capital loss carryforwards for tax purposes of $4,794,854. Of this amount, $346,228 expires June 30, 2009, $1,839,508 expires
                    June 30, 2010, $1,599,423 expires June 30, 2011 and
                    $1,009,695 expires June 30, 2012.

                    As of June 30, 2004, the Fund deferred on a tax basis to the first day of the next taxable year, a post-October loss of $48,407.

                    c) Use of Estimates
                    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and use assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                    d) Other
                    Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

3. AGREEMENTS       The Trust has an Investment Advisory Agreement (the
                    "Agreement") with the Adviser, with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund's average daily net assets.

                    The Adviser has contractually agreed to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that the Fund's total operating expenses do not exceed 1.25% of its average daily net assets until October 31, 2004. Accordingly, during the year ended June 30, 2004, the Adviser waived advisory fees and reimbursed other fund expenses in the amount of $253,552. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

                          YEAR OF EXPIRATION       RECOVERABLE AMOUNT
                          ------------------       ------------------
                               6/30/05                  $174,898
                               6/30/06                  $189,287
                               6/30/07                  $253,552

4. DISTRIBUTION     The Trust, on behalf of the Fund, has adopted a distribution
   PLAN             plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1
                    Plan"), which provides that the Fund may reimburse the Fund's distributor or others at an annual rate of up to 0.25% of the average daily net assets attributable to its shares. Payments under the 12b-1 Plan shall be used to compensate or reimburse the Fund's distributor or others for services provided and expenses incurred in connection with the sale of shares and are tied to the amounts of actual expenses incurred.

5. INVESTMENT       The aggregate purchases and sales of securities, excluding
   TRANSACTIONS     short-term investments, by the Fund for the year ended June
                    30, 2004 were as follows:

                                           PURCHASES          SALES
                                           ---------        ---------
                    U.S. Government       $       --        $       --
                    Other                 $8,494,542        $8,325,233

6. SHARES OF                                      YEAR ENDED       YEAR ENDED
   BENEFICIAL                                   JUNE 30, 2004     JUNE 30, 2003
   INTEREST                                     -------------     -------------
                    Shares sold                     135,614          168,586
                    Shares redeemed                (113,384)        (173,720)
                                                  ---------        ---------
                    Net increase (decrease)
                      in shares                      22,230           (5,134)
                    Shares outstanding:
                    Beginning of year             1,833,997        1,839,131
                                                  ---------        ---------
                    End of year                   1,856,227        1,833,997
                                                  ---------        ---------
                                                  ---------        ---------

7. DISTRIBUTIONS    There were no distributions paid to shareholders during the
   TO               fiscal years ended June 30, 2004 and 2003.
   SHAREHOLDERS
                    At June 30, 2004, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

                    Cost of investments                            $14,106,068
                                                                   -----------
                                                                   -----------
                    Appreciation                                   $ 3,585,669
                    (Depreciation)                                    (286,142)
                                                                   -----------
                    Net unrealized appreciation on investments     $ 3,299,527
                                                                   -----------
                                                                   -----------
                    Post-October losses                            $   (48,407)
                    Other accumulated losses                        (4,794,854)
                                                                   -----------
                    Total accumulated losses                       $(1,543,734)
                                                                   -----------
                                                                   -----------

                    The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to the tax deferral of losses on wash sales and REIT adjustments.

                    At June 30, 2004, the Fund did not have any distributable earnings.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
The Barrett Funds

We have audited the accompanying statement of assets and liabilities of the Barrett Growth Fund (the "Fund"), a series of shares of The Barrett Funds, including the schedule of investments as of June 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the two years in the period ended June 30, 2001 were audited by other auditors whose report dated July 27, 2001 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004 by correspondence with the custodian.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Barrett Growth Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 20, 2004

ADDITIONAL INFORMATION
(UNAUDITED)

1. ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

   INDEPENDENT TRUSTEES

                                                                                                         # OF
                                                                                                         PORTFOLIOS
                                                                                                         IN FUND      OTHER
                            POSITION(S)  TERM OF OFFICE                                                  COMPLEX      DIRECTORSHIPS
                            HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION                           OVERSEEN     HELD BY
NAME, AGE AND ADDRESS       THE TRUST    TIME SERVED      DURING PAST FIVE YEARS                         BY TRUSTEE   TRUSTEE
---------------------       -----------  --------------   ----------------------                         ----------   -------------
Gerard E. Jones (67)        Trustee      Indefinite Term  Independent Trustee of the                          1       Morgan
90 Park Avenue                           5 Years Served   Trust since August 2003;                                    Stanley
New York, NY  10016                                       Trustee Emeritus of the Trust                               Institutional
                                                          from 2000 to 2003; Independent                              Fund, Inc.;
                                                          Trustee of the Trust from its                               Tractor
                                                          inception in 1998 to December                               Supply
                                                          2000; Managing Partner, Gerard                              Company
                                                          E. Jones, P.C., since April 2003;
                                                          Advisor, Corporate Governance
                                                          Advisors, since April 2003; Of
                                                          Counsel, Shipman & Goodwin,
                                                          LLP from 2001 to 2003; Partner,
                                                          Bingham Dana, LLP, formerly
                                                          known as Richards & O'Neil,
                                                          LLP, from 1972 through 2001.

Ronald E. Kfoury (46)       Trustee      Indefinite Term  Independent Trustee of the                          1       CDCOM
482 Menlo Oaks Drive                     5 Years Served   Trust since its inception in 1998;                          Clockware
Menlo Park, CA 94025                                      Chief Executive Officer of
                                                          Clockware, Inc. (software
                                                          company) since November 2000;
                                                          Managing Director, Analect,
                                                          Limited (management consulting)
                                                          from 1992 through 2000.

Edward J. Mazze, PhD. (63)  Trustee      Indefinite Term  Independent Trustee of the Trust                    1       Washington
The University of                        3 Years Served   since January 2001; Dean, College                           Trust
  Rhode Island                                            of Business Administration of the                           Bancorp,
  College of                                              University of Rhode Island since                            Inc.;
  Business Administration                                 1998; Director, Technitrol Inc.                             Technitrol,
350 Ballentine Hall                                       since 1985; Director, Washington                            Inc.
Kingston, RI 02881                                        Trust Bancorp. Inc. since 2000;
                                                          Honorary Board Member,
                                                          Delaware Valley College of
                                                          Science and Agriculture since
                                                          1997; Dean of the Belk College
                                                          of Business Administration of
                                                          The University of North Carolina
                                                          at Charlotte from 1993 to 1998.

OFFICERS

John D. Barrett II (68)     Chairman     Indefinite Term  Managing Director, Chairman                         1       None
90 Park Avenue                           5 Years Served   and Chief Executive Officer of
New York, NY  10016                                       Barrett Associates, Inc. since
                                                          1970; previously, Partner at
                                                          Clark, Dodge & Co.

Peter H. Shriver (52)       President    Indefinite Term  Executive Vice President of                         1       None
90 Park Avenue                           5 Years Served   Barrett Associates, Inc.
New York, NY  10016                                       since 2003; previously Managing
                                                          Director of Barrett Associates,
                                                          Inc. since 1989.

Robert J. Voccola (66)      Treasurer    Indefinite Term  Managing Director since 1987                        1       None
90 Park Avenue                           5 Years Served   and Chief Investment Officer
New York, NY  10016                                       since February 2002 of Barrett
                                                          Associates, Inc.; previously,
                                                          Director of Research of Barrett
                                                          Associates, Inc.

Paula J. Elliott (54)       Secretary    Indefinite Term  Vice President of Barrett                           1       None
90 Park Avenue                           5 Years Served   Associates, Inc. since 1995.
New York, NY  10016

Michele A. Ward (43)        Vice         Indefinite Term  Managing Director of Barrett                        1       None
90 Park Avenue              President    First Year       Associates, Inc. since November
New York, NY  10016                      Served           2003; previously Chief Investment
                                                          Officer for Retirement Systems
                                                          Investors since 2002 and portfolio
                                                          manager at Columbus Circle
                                                          Investors from 1989-2002.

Robert J. Milnamow (53)     Vice         Indefinite Term  Managing Director of Barrett                        1       None
90 Park Avenue              President    First Year       Associates, Inc. since November
New York, NY  10016                      Served           2003; previously Managing
                                                          Member at Thayer Pond LLC
                                                          since 2001 and Senior Portfolio
                                                          Manager at Rockefeller & Co.
                                                          from 1998-2001.

AUDIT COMMITTEE

As of June 30, 2004 the Audit Committee was made up of two of the Independent Trustees as follows: Ronald E. Kfoury and Edward J. Mazze. Pursuant to its Charter, the Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee generally meets twice each year with the independent auditor.

The Trust's Statement of Additional Information includes additional information about the Trustees and is available free of charge upon request by calling toll-free at (877) 363-6333.

2. AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-877-363-6333, or by accessing the SEC's website at www.sec.gov.

                              BARRETT GROWTH FUND
                      c/o U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202

                               INVESTMENT ADVISER
                            BARRETT ASSOCIATES, INC.
                                 90 Park Avenue
                              New York, NY  10016

                                  DISTRIBUTOR
                        T.O. RICHARDSON SECURITIES, INC.
                               2 Bridgewater Road
                             Farmington, CT  06032

                         ADMINISTRATOR, FUND ACCOUNTANT
                                & TRANSFER AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45202

                                 LEGAL COUNSEL
                     STRADLEY, RONON, STEVENS & YOUNG, LLP
                            2600 One Commerce Square
                            Philadelphia, PA  19103

                              INDEPENDENT AUDITORS
                              TAIT, WELLER & BAKER
                         1818 Market Street, Suite 2400
                            Philadelphia, PA  19103

ITEM 2. CODE OF ETHICS.
-----------------------

The Barrett Funds (the "Registrant") has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the Registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The Registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The Registrant is relatively small in size and has approximately $17.4 million in assets, which reduces the complexity of the financial operations and conditions of the Registrant. In addition, the Registrant's small size makes it more prohibitive to incur the added expenses of identifying and electing an additional Director who would, without question, fully meet the qualifications of an audit committee financial expert and would be willing to serve, as the current Directors do, with limited compensation. At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The Registrant has engaged its principal accountant to perform audit services, audit-related services, and tax services during the past two fiscal years. "Audit services" refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                             Fiscal Year Ended     Fiscal Year Ended
                                 6/30/2004             6/30/2003
                             -----------------     -----------------

Audit Fees                   $11,000               $10,500
Audit-Related Fees           $0                    $0
Tax Fees                     $1,000                $1,000
All Other Fees               $0                    $0

The Registrant's audit committee has adopted an Audit Committee Charter that provides that the audit committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. All of the principal accountant's hours spent on auditing the Registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the Registrant's accountant for services to the Registrant and to the Registrant's investment advisor (and any other controlling entity, etc. -not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

                                  Fiscal Year Ended     Fiscal Year Ended
Non-Audit Related Fees                6/30/2004             6/30/2003
----------------------            -----------------     -----------------

Registrant                        $0                    $0
Registrant's Investment Advisor   $0                    $0

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) Based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the Registrant's principal/chief executive officer and principal/chief financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's principal/chief executive officer and principal/chief financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding the required disclosure.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
-----------------

(a) (1) Code of ethics of the Registrant's principal/chief executive officer and principal/chief financial officer are filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  The Barrett Funds
                   ---------------------------------------

     By (Signature and Title)  /s/Peter H. Shriver
                               ---------------------------
                               Peter H. Shriver, President

     Date     8/30/04
           -----------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F8>  /s/ Peter H. Shriver
                                    ----------------------------
                                    Peter H. Shriver, President

     Date     8/30/04
           -----------------------------------------------------

     By (Signature and Title)*<F8>  /s/ Robert J. Voccola
                                    ----------------------------
                                    Robert J. Voccola, Treasurer

     Date     9/1/04
           -----------------------------------------------------

*<F8> Print the name and title of each signing officer under his or her signature.